UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 11, 2007

                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-4339                 63-0250005
(State or other jurisdiction    (Commission File Number)   (IRS Employer ID No.)
      of incorporation)


One Golden Flake Drive, Birmingham, Alabama                        35205
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (205) 458-7316

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events
          ------------

     On January 11, 2007, the Company issued a press release, a copy of which is included with this Report as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(c)  Exhibits.


          Exhibit No.                 Description
          -----------    ------------------------------------

             99.1        Press Release dated January 11, 2007

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2007

                                             GOLDEN ENTERPRISES, INC.

                                             By: /s/ Patty Townsend
                                                 ------------------
                                                 Patty Townsend
                                                 Vice President, CFO & Secretary

                                  Exhibit Index


Exhibit No.                       Description
-----------          ------------------------------------

   99.1              Press Release dated January 11, 2007